UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2018

Samson Oil & Gas Limited

(Exact name of registrant as specified in its charter)

Australia	001-33578	N/A
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

Level 16, AMP Building, 140 St Georges Terrace Perth, Western Australia 6000
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  +61 8 9220 9830

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Purchase Agreement

On September 28, 2018, Samson Oil and Gas USA, Inc. (“Samson USA”), a wholly owned subsidiary of Samson Oil & Gas Limited (the “Company”), and Eagle Energy Partners I, LLC (“Eagle Energy”) amended its Purchase and Sale Agreement dated June 12, 2018 (the “Purchase Agreement”) pursuant to which Eagle Energy agreed to purchase the leases, contracts, wells, property and other assets comprising the Foreman Butte Project. By the amendments, the closing date for the transaction contemplated by the Purchase Agreement has been extended to October 15. As a condition to the Company’s agreement to extend the closing date, Eagle Energy’s remaining $700,000 earnest money deposit was released from escrow to the Company.

The foregoing description of the terms of the amended Purchase Agreement is not complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement amendment, which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

Amendment to Forbearance Agreement

On September 28, 2018, the Company, the Company’s primary lender, Mutual of Omaha Bank (the “Bank”) and certain affiliates of the Company, including Samson USA and Samson Oil and Gas USA Montana, Inc., amended the previously disclosed Agreement, dated as of June 14, 2018 (the “Forbearance Agreement”), pursuant to which the Bank and other lenders under the Credit Agreement dated as of January 27, 2014, as amended (the “Credit Agreement”) agreed to forbear from exercising their rights and remedies under the Credit Agreement, including the right to accelerate the repayment date for the Company’s outstanding debt, until August 10, 2018 (the “Forbearance Termination Date”). By the amended Agreement, which was conditioned upon the effectiveness of the concurrent effectiveness of the amendment to the Purchase Agreement described above, the Bank agreed to extend the Forbearance Termination Date to October 15, 2018.

The foregoing description of the terms of the amended Agreement is not complete and is qualified in its entirety by reference to the complete text of the amended Agreement, which is attached as Exhibit 10.2 hereto and incorporated by reference herein.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Amendment to Purchase and Sale Agreement dated September 28, 2018 between Samson Oil and Gas USA, Inc., and Eagle Energy Partners I, LLC

10.2	Amendment to Agreement dated September 28, 2018 between Samson Oil and Gas, USA, Inc., Samson Oil & Gas Limited, Samson Oil and Gas USA Montana, Inc., and Mutual of Omaha Bank

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2018

Samson Oil & Gas Limited

	By:	/s/ Terence M. Barr
Terence M. Barr
CEO & Managing Director